UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22883

                           ARK ETF Trust
(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

155 West 19th Street, Fifth Floor
                           New York, NY 10011
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
               Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 426-7040

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT

July 31, 2017

INVESTING AT THE PACE OF INNOVATION

ARK Genomic Revolution Multi-Sector ETF (ARKG)

ARK Industrial Innovation ETF (ARKQ)

ARK Innovation ETF (ARKK)

ARK Web x.0 ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Invest | 155 West 19th Street 5th Floor, New York, NY 10011 | 212.426.7040 | info@ark-invest.com | ark-funds.com

The principal risks of investing in the ARK ETFs include: Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions. Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. Health Care Sector Risk: Companies in the health care sector may be adversely affected by government regulations and government health care programs. Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in government regulation, world events, economic conditions, environmental damages, product liability claims and exchange rates. Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Bitcoin Risk: Bitcoin operates without central authority or banks and is not backed by any government. Even indirectly, bitcoin may experience very high volatility and related investment vehicles like the Bitcoin Investment Trust may be affected by such volatility. Funds holding bitcoin may also trade at a significant premium to NAV. Bitcoin Tax Risk: The Bitcoin Investment Trust is a grantor trust for U.S. federal income tax purposes. As a result, the Bitcoin Investment Trust itself is not subject to U.S. federal income tax and as such, any income and expenses “flow through” to the Shareholders. Bitcoin Regulatory Risk: Federal, state or foreign governments may restrict the use and exchange of bitcoin, and regulation in the U.S. is still developing. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.

The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2017. Management’s Discussion of Fund Performance presents information about the ARK ETFs' holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of July 31, 2017. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.

Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.

The S&P® 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not match those in an index, and performance of an ARK ETF will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Letter
(Unaudited)

Dear Shareholder:

This Annual Report for the ARK ETF Trust covers the period from September 1, 2016 through July 31, 2017 for each ARK exchange traded fund (“ETFs” or collectively, “ARK ETFs”). The ARK ETF Trust currently consists of four actively-managed, theme-based ETFs and one index based ETF:

ETF	Commencement Date
ARK Genomic Revolution Multi-Sector ETF	10/31/14
ARK Industrial Innovation ETF	9/30/14
ARK Innovation ETF	10/31/14
ARK Web x.0 ETF	9/30/14
The 3D Printing ETF	7/19/16

ARK Investment Management LLC (“ARK”), the investment adviser to the ARK ETFs, specializes in thematic investing in disruptive innovation. “Disruptive innovation” is the introduction of a technologically enabled new product or service that should change the way the world works — typically making it a better place. It involves declining cost structures, increased productivity, and increased unit growth. Despite its potential, the full magnitude of disruptive innovation and the investment opportunities it creates are often unrecognized or misunderstood by traditional investors.

ARK believes true innovation is key to long-term growth of company revenues and profits, and in many cases presents exponential growth opportunities! For this reason, ARK’s Research Ecosystem is designed to capitalize on rapid change through an open approach and the convergence of insights. A combination of top-down and bottom-up research allows us to identify disruptive innovation early. We then size the opportunity of the innovation, and detect and rank companies best positioned to benefit. Our incisive investment process and active management of high-conviction portfolios allow us to capitalize on rapid change, and to avoid industries and companies likely to be displaced by advances in technology.

Today innovations such as DNA sequencing, robotics and automation, energy storage, cloud computing, blockchain technology, and 3D printing are evolving at the same time and disrupting our world at an accelerated rate. For this reason, ARK offers investment strategies focused in the following themes: Genomic Revolution, Industrial Innovation, Next Generation Internet, 3D Printing, and our overall ARK Disruptive Innovation strategy which includes the best risk/reward opportunities from our innovation-based themes.

On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You also can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.

We appreciate the opportunity to help you meet your investment goals and thank you for investing with us at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)

Market Review and Investment Strategy

In the fiscal period ended July 31, 2017, equity markets around the world began to appreciate consistently despite several headwinds: the legislative gridlock in Washington DC, several hikes in the Fed funds rate, high valuations, uncertainty around elections abroad, and North Korea’s provocations. In other words, the markets began to scale the wall of worry that has been in place since early 2009. Supporting equities were upside earnings surprises around the world, as well as investor willingness in the US to downplay short-term political uncertainties in anticipation of lower taxes and fewer regulations.

Both growth- and value-oriented sectors participated in the rally, strengthening the case for a sustained bull market. Lagging badly were telecom, real estate, and energy, all hit by pricing pressures. Disruptive innovation caused the setback in energy thanks to a fracking-related rebound in production and the drop in auto sales related to ridesharing. At the same time, fierce competition in the telecom space, particularly unlimited data plans, benefited streaming services like Netflix Inc. (NFLX), Alphabet Inc.’s (GOOG) YouTube, and Alibaba Group Holding’s (BABA) Youku Tudou.

ARK’s ETFs outperformed the broad based equity indexes during the fiscal period ended July 31, 2017. Little to no energy and telecom exposure certainly helped, as did investors’ seeming willingness to extend their investment time horizons to incorporate our disruptive innovation themes.

ARK continues to research and discover companies that are causing or embracing disruptive innovation, spurring pockets of rapid growth in an otherwise sluggish growth environment. During uncertain or tumultuous times, disruptive innovation tends to take root, enabling companies to cut costs, increase productivity, and create new products and services. At the same time, volatility tends to drive investment flows back to the more traditional benchmarks against which risk often is measured, and in which the majority of stocks associated with disruptive innovation are not well represented. ARK seeks to capitalize on opportunities missed as investors gravitate toward traditional benchmarks during uncertain times, while the fundamental growth associated with companies causing or embracing disruptive innovation accelerates.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Genomic Revolution Multi-Sector ETF (ARKG)

The ARK Genomic Revolution Multi-Sector ETF is an actively managed exchange traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution.

During the fiscal period ended July 31, 2017, the ARK Genomic Revolution Multi-Sector ETF (ARKG) outperformed the S&P 500 and the MSCI World Index, as shown in the table below. Previous concerns of price controls on pharmaceuticals due to political rhetoric were allayed during the period and, in particular, helped the biotech sector. Perhaps more importantly, several gene-therapy and immunotherapy biotech companies released promising late-stage data for conditions that currently have limited therapeutic options. ARK believes that as gene therapy comes to fruition, the value of early diagnosis will become more critical and, together with gene therapy, will herald an era of true precision medicine.

Among the top contributors to the performance of the ARK Genomic Revolution Multi-Sector ETF were stocks capitalizing on the scientific and technology breakthroughs associated with the paradigm shift. Among them are gene & stem cell therapy, immunotherapy, and cancer diagnostics. Foundation Medicine (FMI), our top contributor, harnesses DNA sequencing technology to provide patient-specific cancer diagnostic panels and connects patients to the latest cancer treatments. This year, Foundation Medicine has made significant strides in reimbursement coverage decisions. Kite Pharmaceuticals (KITE) is one of the leaders in chimeric antigen T-cell (CAR-T) technology, a novel immunotherapy that promises a curative approach to treating metastatic cancer by harnessing an individual’s own immune system to fight malignant cells. In July 2016, Novartis (NVS) went before the Oncological Drug Advisory Committee for its own CAR-T product and achieved unanimous support, a major victory for the entire field of immunotherapy. Indeed, Bluebird Bio (BLUE), another top contributor, successfully entered the CAR-T space with its own novel portfolio of CAR-T targets and impeccable safety results. Alongside

CAR-T, the company also achieved milestones related to its proprietary stem cell gene therapy approach for treating sickle cell and other blood-based diseases.

Among the detractors to the Fund, two resulted from short-term timeline delays, both of which were resolved. ARK took advantage of both opportunities and added to the positions. First, Cerus Corporation (CERS), the leader in blood-pathogen reduction, announced a temporary supplier delay that has been resolved. ARK is reassured further by its collaboration agreements with the California Blood Center and French National Blood Service. Second, the Federal Drug Administration (FDA) put a hold on Inovio Pharmaceutical’s (INO) Phase 3 trial for cervical dysplasia while it awaited routine testing of its proprietary drug delivery device. The trial hold had no correlation with the therapeutic efficacy of the drug and was lifted once the delivery device was approved. Compugen (CGEN) leverages computational biology to discover new targets and develop novel therapeutics in oncology and immunotherapy. Compugen faced a setback this year when Bayer (BAYRY) discontinued the development of one of its drugs. While disappointing, Compugen has a robust pipeline and we believe that it will retain its competitive edge in surfacing novel targets and avoiding “me-too” drugs.1 Lastly, Organovo (ONVO) is another detractor. Its CEO Keith Murphy stepped down to be replaced by Taylor Crouch, who refocused the company’s key objectives and is expected to lead the bioprinting firm into the next phase of commercialization.

Average Annual Total Returns as of 7/31/17

	1 Year	Since Inception*
ARK Genomic Revolution Multi-Sector ETF (ARKG)
Net Asset Value	18.66%	3.93%
Market Price	19.01%	4.02%
S&P 500 Index	16.03%	10.38%
MSCI World Index	16.12%	7.66%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/17 (At Net Asset Value)

*	ARKG commenced operations on 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

1 ARK broadly defines “me-too” drugs as chemically related to the prototype, or other chemical compounds which have an identical mechanism of action.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Industrial Innovation ETF (ARKQ)

The ARK Industrial Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of industrial innovation.

During the fiscal period ended July 31, 2017 the ARK Industrial Innovation ETF (ARKQ) outperformed the S&P 500 and the MSCI World Index. Important contributors to the performance of the Fund were stocks focused on the advancement of autonomous vehicles, as well as 3D printing, and collaborative robotics. Detracting from the performance of the Fund were stocks facing energy headwinds, management changes, and legal battles.

The top contributor to ARKQ’s performance was NVIDIA (NVDA), a key beneficiary as auto and technology companies develop autonomous cars guided by artificial intelligence, or machine learning. Graphics processing units (GPUs) will be the “brains” of these vehicles. Tesla (TSLA) soared as it shifted its focus towards manufacturing, acquired Grohmann Engineering, and began deliveries of the Model 3. Despite turnover in its autonomous driving team, Tesla continues to release over-the-air software updates to the performance of its vehicles, positioning it to be one of the first to market in the autonomous mobility-as-a-service space. Stratasys (SSYS) and Materialise (MTLS) both benefitted as industrial heavyweights like Siemens and Airbus continued to adopt 3D printing in making prototypes and end use parts.

Among the biggest detractors from performance were stocks that had management changes, legal disputes, or faced difficult macro headwinds. Both Organovo (ONVO) and General Electric (GE) announced that their CEOs would be leaving, while GE also was hit by its exposure to energy. Qualcomm (QCOM) had a difficult year as it continues a drawn out legal battle with Apple over royalty payments and faces antitrust-related resistance in Europe to its acquisition of NXP Semiconductors (NXPI). Lastly, First Solar (FSLR) was another top detractor as it faced increasing pricing pressure from Chinese manufacturers. ARK exited its position in First Solar and since then the stock rebounded as some solar companies have pushed for a tariff for crystalline-silicon solar panels, which would make First Solar’s thin film technology more price competitive.

Average Annual Total Returns as of 7/31/17

	1 Year	Since Inception*
ARK Industrial Innovation ETF (ARKQ)
Net Asset Value	42.54%	15.20%
Market Price	42.93%	15.27%
S&P 500 Index	16.03%	10.43%
MSCI World Index	16.12%	7.17%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/17 (At Net Asset Value)

*	ARKQ commenced operations on 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Innovation ETF (ARKK)

The ARK Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Theme”), industrial innovation (“Industrial Innovation Theme”) or the next generation internet (“Web x.0 Theme”).

During the fiscal period ended July 31, 2017, the ARK Innovation ETF outperformed the S&P 500 and the MSCI World Index. Important contributors to the performance of the Fund were stocks focused on blockchain technologies and the advancement of autonomous vehicles. Detracting from the Fund’s performance were companies facing delays in product rollouts, failed research projects, and management changes.

The top contributor to the Fund’s performance was The Bitcoin Investment Trust (GBTC), an investment trust backed by bitcoin. The cryptocurrency market moved into an exponential growth phase starting in April 2017, as bitcoins acceptance improved across the globe with Japan’s approval of bitcoin as a legal form of payment. NVIDIA (NVDA) and Tesla (TSLA) also contributed to the Fund’s performance. NVIDIA benefited as auto and technology companies continued to develop autonomous cars guided by artificial intelligence, or machine learning. NVIDIA holds a majority share of the graphics processing unit (GPU) market, which provide the “brains” for these vehicles. Tesla (TSLA) soared as it shifted its focus towards manufacturing, acquired Grohmann Engineering, and began deliveries of the Model 3. Despite turnover in its autonomous driving team, Tesla continues to release over-the-air software updates to the performance of its vehicles, positioning it to be one of the first to market in the autonomous mobility-as-a-service space.

Among the top detractors from the Fund’s performance were Cerus Corporation, Compugen, and Organovo Holdings. Cerus Corporation (CERS), the leader in blood-pathogen reduction, announced a temporary supplier delay that has been resolved. ARK is reassured further by its collaboration agreements with the California Blood Center and French National Blood Service. Compugen (CGEN) leverages computational biology to discover new targets and develop novel therapeutics in oncology and immunotherapy. Compugen faced a setback this year when Bayer (BAYRY) discontinued the development of one of its drugs. While disappointing, Compugen has a robust pipeline and we believe that it will retain its competitive edge in surfacing novel targets and avoiding “me-too” drugs. Lastly, Organovo (ONVO) is another detractor. Its CEO Keith Murphy stepped down to be replaced by Taylor Crouch, who refocused the company’s key objectives and is expected to lead the bioprinting firm into the next phase of commercialization.

Average Annual Total Returns as of 7/31/17

	1 Year	Since Inception*
ARK Innovation ETF (ARKK)
Net Asset Value	43.51%	16.23%
Market Price	43.86%	16.31%
S&P 500 Index	16.03%	10.38%
MSCI World Index	16.12%	7.66%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/17 (At Net Asset Value)

*	ARKK commenced operations on 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Web x.0 ETF (ARKW)

The ARK Web x.0 ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of Web x.0, or the next generation internet.

During the fiscal period ended July 31, 2017, the ARK Web x.0 ETF (ARKW) outperformed both the S&P 500 Index and the MSCI World Index. Blockchain technologies, artificial intelligence, and e-commerce services were particularly strong drivers, providing broad-based growth across most of our names.

The top contributor to the Fund’s performance was The Bitcoin Investment Trust (GBTC), an investment trust backed by bitcoin. The cryptocurrency market moved into an exponential growth phase starting in April 2017, as bitcoins acceptance improved across the globe with Japan’s approval of bitcoin as a legal form of payment.

NVIDIA (NVDA) was another top contributor to the Fund’s performance. NVIDIA is the market leader in artificial intelligence (AI), the technology powering new software services and autonomous driving. Sales of NVIDIA chips for AI more than doubled over the past year. Netflix (NFLX) also delivered strong performance as the company grew total subscribers to over 100 million worldwide.

Several stocks detracted from the Fund’s performance, including Fireye (FEYE), Under Armour (UAA), and IBM (IBM). The cybersecurity market seems to be shifting to “best of suite” and away from Fireye’s model, “best of breed”, Under Armour’s growth was hit by the closing of Sports Authority, one of its key resellers, and an accelerated shift from enterprise software to cloud solutions hurt IBM.

Average Annual Total Returns as of 7/31/17

	1 Year	Since Inception*
ARK Web x.0 ETF (ARKW)
Net Asset Value	52.21%	25.00%
Market Price	53.03%	25.07%
S&P 500 Index	16.03%	10.43%
MSCI World Index	16.12%	7.17%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/17 (At Net Asset Value)

*	ARKW commenced operations on 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)

Investment Results: The 3D Printing ETF (PRNT)

The 3D Printing ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index, which is designed to track the price movements of the stocks of companies involved in the 3D printing industry.

The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem. During the fiscal period ended July 31, 2017, The 3D Printing ETF (PRNT) outperformed the S&P 500 Index and the MSCI World Index. Ultra Clean Holdings, one of the top contributors, performed well due to its core semiconductor equipment business. GE made a bid to acquire Arcam (AMAVF) and AM3D SLM Solutions (AM3D) which, was another top contributor to The 3D Printing ETF's performance during the period. Although the deal fell through on SLM Solutions, the two metal 3D printing players benefited from GE’s announcement.

Voxeljet (VJET), a 3D printer manufacturer of binder jetting machines, was a top detractor this quarter. Voxeljet is an early stage company that sells small volumes of highly priced machines. Its rapid expansion efforts resulted in lumpy sales growth. Organovo (ONVO) was another top detractor. Its CEO Keith Murphy handed the reins to Taylor Crouch, who has much more experience in product commercialization.

Average Annual Total Returns as of 7/31/17

	1 Year	Since Inception*
ARK The 3D Printing ETF (PRNT)
Net Asset Value	27.41%	26.54%
Market Price	26.91%	26.54%
S&P 500 Index	16.03%	15.83%
MSCI World Index	16.12%	16.72%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/17 (At Net Asset Value)

*	PRNT commenced operations on 7/19/16.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Shareholder Expense Examples
(Unaudited)

As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2017 through July 31, 2017).

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2017	Ending Account Value 7/31/2017	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution Multi-Sector ETF
Actual	$1,000.00	$1,224.60	0.75%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Industrial Innovation ETF
Actual	$1,000.00	$1,263.40	0.75%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Innovation ETF
Actual	$1,000.00	$1,328.70	0.75%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Web x.0 ETF
Actual	$1,000.00	$1,335.60	0.75%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
The 3D Printing ETF
Actual	$1,000.00	$1,130.20	0.66%	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the period, then divided by 365.)

Sector Diversification (as a percentage of total investments)
July 31, 2017 (Unaudited)

ARK Genomic Revolution
Multi-Sector ETF (ARKG)

■ Health Care	96.6%
■ Information Technology	3.0
■ Materials	0.3
■ Money Market Fund	0.1
100.0

ARK Industrial Innovation ETF (ARKQ)

■ Information Technology	51.7%
■ Consumer Discretionary	20.4
■ Industrials	18.6
■ Health Care	5.6
■ Materials	1.2
■ Telecommunication Services	1.2
■ Financials	1.1
■ Money Market Fund	0.2
100.0

ARK Innovation ETF (ARKK)

■ Information Technology	39.0%
■ Health Care	33.6
■ Consumer Discretionary	13.4
■ Financials	9.9
■ Industrials	3.3
■ Telecommunication Services	0.6
■ Money Market Fund	0.2
100.0

ARK Web x.0 ETF (ARKW)

■ Information Technology	63.8%
■ Consumer Discretionary	16.8
■ Financials	10.2
■ Health Care	6.6
■ Telecommunication Services	1.5
■ Real Estate	1.0
■ Money Market Fund	0.1
100.0

The 3D Printing ETF (PRNT)

■ Information Technology	56.8%
■ Industrials	27.0
■ Health Care	14.7
■ Materials	1.2
■ Money Market Fund	0.3
100.0

The Schedule of Investments includes a list of each Fund’s investments segregated by industry.

Schedule of Investments
ARK Genomic Revolution Multi-Sector ETF

July 31, 2017

Investments	Shares	Value
COMMON STOCKS — 99.9%
Biotechnology — 74.3%
Agios Pharmaceuticals, Inc.*	12,486	$698,467
Alnylam Pharmaceuticals, Inc.*	5,000	413,700
Biogen, Inc.*	3,426	992,135
Bluebird Bio, Inc.*	12,359	1,164,836
Celgene Corp.*	1,863	252,269
Cellectis SA (France)*(a)	10,203	247,015
CRISPR Therapeutics AG (Switzerland)*	16,336	285,717
Editas Medicine, Inc.*	43,203	730,995
Evogene Ltd. (Israel)*	15,425	76,045
Five Prime Therapeutics, Inc.*	16,523	464,957
Foundation Medicine, Inc.*	30,520	1,078,882
Incyte Corp.*	4,559	607,669
Inovio Pharmaceuticals, Inc.*	96,998	539,309
Intellia Therapeutics, Inc.*	68,385	1,151,603
Invitae Corp.*	163,565	1,517,883
Ionis Pharmaceuticals, Inc.*	22,572	1,182,773
Jounce Therapeutics, Inc.*	13,909	179,565
Juno Therapeutics, Inc.*	48,020	1,365,209
Kite Pharma, Inc.*	12,341	1,337,888
Organovo Holdings, Inc.*	173,440	405,850
Pluristem Therapeutics, Inc.*	15,982	18,859
Regeneron Pharmaceuticals, Inc.*	1,438	706,949
Seres Therapeutics, Inc.*	73,552	995,158
Syros Pharmaceuticals, Inc.*	20,639	470,982
Veracyte, Inc.*	70,317	562,536
Total Biotechnology		17,447,251
Chemicals — 0.3%
E.I. du Pont de Nemours & Co.	779	64,041
Health Care Equipment & Supplies — 1.8%
Cerus Corp.*	185,742	419,777

Investments	Shares	Value
Health Care Technology — 5.8%
athenahealth, Inc.*	6,077	$840,570
Medidata Solutions, Inc.*	6,780	520,772
Total Health Care Technology		1,361,342
Life Sciences Tools & Services — 13.6%
Compugen Ltd. (Israel)*	220,310	892,256
Illumina, Inc.*	8,345	1,450,778
NanoString Technologies, Inc.*	38,412	584,247
Thermo Fisher Scientific, Inc.	1,499	263,119
Total Life Sciences Tools & Services		3,190,400
Pharmaceuticals — 1.1%
Bayer AG (Germany)(a)	2,006	253,849
Semiconductors & Semiconductor Equipment — 2.1%
NVIDIA Corp.	3,123	507,519
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	1,420	211,197
Total Common Stocks (Cost $21,258,260)		23,455,376
MONEY MARKET FUND — 0.1%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.88%(b) (Cost $14,160)	14,160	14,160
Total Investments — 100.0% (Cost $21,272,420)		23,469,536
Liabilities in Excess of Other Assets — (0.0)%†		(9,798)
Net Assets – 100.0%		$23,459,738

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Industrial Innovation ETF

July 31, 2017

Investments	Shares	Value
COMMON STOCKS — 98.7%
Aerospace & Defense — 5.0%
Aerovironment, Inc.*	43,247	$1,634,304
Elbit Systems Ltd. (Israel)	6,717	846,476
Orbital ATK, Inc.	7,253	741,112
Sigma Labs, Inc.*	40,017	86,837
Total Aerospace & Defense		3,308,729
Auto Components — 1.9%
Delphi Automotive PLC	14,108	1,275,645
Automobiles — 13.0%
BYD Co. Ltd. (China)(a)	53,628	670,350
General Motors Co.	18,467	664,443
Tesla, Inc.*	19,450	6,291,491
Toyota Motor Corp. (Japan)(a)	9,421	1,063,066
Total Automobiles		8,689,350
Biotechnology — 1.5%
Organovo Holdings, Inc.*	425,611	995,930
Chemicals — 1.2%
Albemarle Corp.	6,988	809,210
Electrical Equipment — 2.9%
Allied Motion Technologies, Inc.	26,350	779,696
Plug Power, Inc.*	213,401	482,286
Rockwell Automation, Inc.	4,225	697,252
Total Electrical Equipment		1,959,234
Electronic Equipment, Instruments & Components — 2.2%
Flex Ltd.*	49,459	790,849
Trimble, Inc.*	17,327	648,550
Total Electronic Equipment, Instruments & Components		1,439,399
Health Care Equipment & Supplies — 4.1%
Align Technology, Inc.*	10,856	1,815,449
Mazor Robotics Ltd. (Israel)*(a)	23,498	939,450
Total Health Care Equipment & Supplies		2,754,899
Internet & Direct Marketing Retail — 5.5%
Amazon.com, Inc.*	3,692	3,646,884
Internet Software & Services — 15.6%
2U, Inc.*	44,779	2,317,313
Alphabet, Inc., Class C*	2,678	2,491,879
Baidu, Inc. (China)*(a)	13,055	2,954,999
Cornerstone OnDemand, Inc.*	28,563	1,151,375
Tencent Holdings Ltd. (China)(a)	37,020	1,479,319
Total Internet Software & Services		10,394,885

Investments	Shares	Value
Machinery — 10.7%
ExOne Co. (The)*	119,801	$1,350,157
FANUC Corp. (Japan)(a)	94,914	1,924,856
Proto Labs, Inc.*	51,928	3,837,479
Total Machinery		7,112,492
Semiconductors & Semiconductor Equipment — 14.9%
NVIDIA Corp.	25,589	4,158,468
QUALCOMM, Inc.	28,640	1,523,362
Teradyne, Inc.	63,533	2,197,606
Xilinx, Inc.	32,235	2,039,186
Total Semiconductors & Semiconductor Equipment		9,918,622
Software — 9.1%
Autodesk, Inc.*	15,450	1,711,706
Materialise NV (Belgium)*(a)	200,723	3,052,997
Splunk, Inc.*	21,629	1,297,956
Total Software		6,062,659
Technology Hardware, Storage & Peripherals — 9.9%
Apple, Inc.	4,377	650,991
Nano Dimension Ltd. (Israel)*(a)	29,979	168,482
Stratasys Ltd.*	241,155	5,785,309
Total Technology Hardware, Storage & Peripherals		6,604,782
Wireless Telecommunication Services — 1.2%
SoftBank Group Corp. (Japan)(a)	19,238	772,406
Total Common Stocks (Cost $54,540,015)		65,745,126
UNIT TRUST — 1.1%
Financials — 1.1%
Bitcoin Investment Trust* (Cost $692,392)	1,809	759,780
MONEY MARKET FUND — 0.2%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.88%(b) (Cost $105,220)	105,220	105,220
Total Investments — 100.0% (Cost $55,337,627)		66,610,126
Liabilities in Excess of Other Assets — (0.0)%†		(32,552)
Net Assets — 100.0%		$66,577,574

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF

July 31, 2017

Investments	Shares	Value
COMMON STOCKS — 92.5%
Automobiles — 6.1%
Tesla, Inc.*	16,241	$5,253,476
Biotechnology — 19.7%
Bluebird Bio, Inc.*	21,020	1,981,135
Editas Medicine, Inc.*	86,734	1,467,539
Foundation Medicine, Inc.*	36,835	1,302,117
Intellia Therapeutics, Inc.*	120,023	2,021,187
Invitae Corp.*	177,078	1,643,284
Ionis Pharmaceuticals, Inc.*	25,536	1,338,087
Juno Therapeutics, Inc.*	88,023	2,502,494
Kite Pharma, Inc.*	13,652	1,480,013
Organovo Holdings, Inc.*	335,149	784,249
Seres Therapeutics, Inc.*	116,537	1,576,746
Veracyte, Inc.*	104,473	835,784
Total Biotechnology		16,932,635
Consumer Finance — 1.3%
LendingClub Corp.*	221,689	1,123,963
Health Care Equipment & Supplies — 1.1%
Cerus Corp.*	433,816	980,424
Health Care Technology — 6.1%
athenahealth, Inc.*	31,772	4,394,703
Medidata Solutions, Inc.*	10,704	822,174
Total Health Care Technology		5,216,877
Internet & Direct Marketing Retail — 7.3%
Amazon.com, Inc.*	3,979	3,930,377
Ctrip.com International Ltd. (China)*(a)	14,217	849,181
Netflix, Inc.*	8,070	1,465,996
Total Internet & Direct Marketing Retail		6,245,554
Internet Software & Services — 17.7%
2U, Inc.*	17,016	880,578
Akamai Technologies, Inc.*	18,922	891,983
Alibaba Group Holding Ltd. (China)*(a)	5,949	921,798
Alphabet, Inc., Class C*	1,878	1,747,479
Baidu, Inc. (China)*(a)	9,030	2,043,941
Facebook, Inc., Class A*	10,967	1,856,165
Hortonworks, Inc.*	84,649	1,134,297
Tencent Holdings Ltd. (China)(a)	29,270	1,169,629
Twilio, Inc., Class A*	32,385	944,670
Twitter, Inc.*	221,016	3,556,147
Total Internet Software & Services		15,146,687
IT Services — 2.5%
PayPal Holdings, Inc.*	20,325	1,190,029
Square, Inc., Class A*	36,390	958,876
Total IT Services		2,148,905
Life Sciences Tools & Services — 6.7%
Compugen Ltd. (Israel)*	293,560	1,188,918
Illumina, Inc.*	19,862	3,453,009
NanoString Technologies, Inc.*	75,346	1,146,012
Total Life Sciences Tools & Services		5,787,939

Investments	Shares	Value
Machinery — 3.3%
ExOne Co. (The)*	93,686	$1,055,841
FANUC Corp. (Japan)(a)	20,433	414,382
Proto Labs, Inc.*	18,358	1,356,656
Total Machinery		2,826,879
Semiconductors & Semiconductor Equipment — 6.0%
NVIDIA Corp.	14,706	2,389,872
Teradyne, Inc.	30,978	1,071,529
Xilinx, Inc.	26,687	1,688,220
Total Semiconductors & Semiconductor Equipment		5,149,621
Software — 7.9%
Materialise NV (Belgium)*(a)	67,241	1,022,736
Nintendo Co. Ltd. (Japan)(a)	25,414	1,079,078
Red Hat, Inc.*	11,666	1,153,417
salesforce.com, Inc.*	18,913	1,717,300
Splunk, Inc.*	30,355	1,821,604
Total Software		6,794,135
Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	2,884	428,937
Stratasys Ltd.*	159,359	3,823,023
Total Technology Hardware, Storage & Peripherals		4,251,960
Thrifts & Mortgage Finance — 1.2%
LendingTree, Inc.*	4,519	996,891
Wireless Telecommunication Services — 0.6%
SoftBank Group Corp. (Japan)(a)	12,103	485,936
Total Common Stocks (Cost $72,165,097)		79,341,882
UNIT TRUST — 7.4%
Financials — 7.4%
Bitcoin Investment Trust* (Cost $4,344,894)	15,175	6,373,500
MONEY MARKET FUND — 0.2%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.88%(b) (Cost $154,799)	154,799	154,799
Total Investments — 100.1% (Cost $76,664,790)		85,870,181
Liabilities in Excess of Other Assets — (0.1)%		(56,855)
Net Assets — 100.0%		$85,813,326

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Web x.0 ETF

July 31, 2017

Investments	Shares	Value
COMMON STOCKS — 93.0%
Automobiles — 4.0%
Tesla, Inc.*	8,420	$2,723,617
Consumer Finance — 1.7%
LendingClub Corp.*	238,137	1,207,355
Health Care Technology — 6.6%
athenahealth, Inc.*	23,506	3,251,350
Medidata Solutions, Inc.*	16,302	1,252,157
Total Health Care Technology		4,503,507
Internet & Direct Marketing Retail — 12.8%
Amazon.com, Inc.*	4,767	4,708,747
Ctrip.com International Ltd. (China)*(a)	21,271	1,270,517
Netflix, Inc.*	15,042	2,732,530
Total Internet & Direct Marketing Retail		8,711,794
Internet Software & Services — 35.3%
2U, Inc.*	56,404	2,918,907
Akamai Technologies, Inc.*	23,951	1,129,050
Alibaba Group Holding Ltd. (China)*(a)	12,343	1,912,548
Alphabet, Inc., Class C*	2,486	2,313,223
Baidu, Inc. (China)*(a)	7,331	1,659,372
Box, Inc., Class A*	29,790	561,541
Facebook, Inc., Class A*	14,673	2,483,405
Hortonworks, Inc.*	177,265	2,375,351
MercadoLibre, Inc. (Argentina)	5,699	1,643,706
Shopify, Inc., Class A (Canada)*	3,223	297,709
Tencent Holdings Ltd. (China)(a)	55,267	2,208,469
Twilio, Inc., Class A*	62,864	1,833,743
Twitter, Inc.*	169,307	2,724,150
Total Internet Software & Services		24,061,174
IT Services — 3.7%
PayPal Holdings, Inc.*	15,877	929,598
Square, Inc., Class A*	59,665	1,572,173
Total IT Services		2,501,771
Real Estate Management & Development — 1.0%
Redfin Corp.*	28,099	678,029
Semiconductors & Semiconductor Equipment — 9.2%
Impinj, Inc.*	6,779	333,120
Mellanox Technologies Ltd. (Israel)*	16,227	761,858
NVIDIA Corp.	17,140	2,785,421
QUALCOMM, Inc.	13,396	712,533
Xilinx, Inc.	26,169	1,655,451
Total Semiconductors & Semiconductor Equipment		6,248,383

Investments	Shares	Value
Software — 13.8%
Adobe Systems, Inc.*	2,185	$320,081
HubSpot, Inc.*	21,614	1,563,773
Intuit, Inc.	2,414	331,225
Nintendo Co. Ltd. (Japan)(a)	20,736	880,450
Red Hat, Inc.*	13,586	1,343,248
salesforce.com, Inc.*	19,330	1,755,164
ServiceNow, Inc.*	8,918	984,993
Splunk, Inc.*	37,139	2,228,711
Total Software		9,407,645
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	8,625	1,282,796
Thrifts & Mortgage Finance — 1.5%
LendingTree, Inc.*	4,706	1,038,144
Wireless Telecommunication Services — 1.5%
SoftBank Group Corp. (Japan)(a)	25,349	1,017,762
Total Common Stocks (Cost $52,593,157)		63,381,977
UNIT TRUST — 6.9%
Financials — 6.9%
Bitcoin Investment Trust* (Cost $2,479,845)	11,157	4,685,940
MONEY MARKET FUND — 0.1%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.88%(b) (Cost $70,436)	70,436	70,436
Total Investments — 100.0% (Cost $55,143,438)		68,138,353
Liabilities in Excess of Other Assets — (0.0)%†		(28,941)
Net Assets — 100.0%		$68,109,412

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF

July 31, 2017

Investments	Shares	Value
COMMON STOCKS — 99.8%
Aerospace & Defense — 1.7%
Arconic, Inc.	23,135	$573,517
Hexcel Corp.	876	44,825
Total Aerospace & Defense		618,342
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	5,102	562,700
Biotechnology — 5.0%
Organovo Holdings, Inc.*	761,712	1,782,406
Chemicals — 0.9%
Arkema SA (France)	411	46,795
E.I. du Pont de Nemours & Co.	564	46,366
Eastman Chemical Co.	558	46,403
Koninklijke DSM N.V. (Netherlands)	643	47,483
PolyOne Corp.	1,236	45,213
Praxair, Inc.	355	46,207
Toray Industries, Inc. (Japan)	5,392	48,763
Total Chemicals		327,230
Electrical Equipment — 1.2%
AMETEK, Inc.	7,222	444,731
Electronic Equipment, Instruments & Components — 11.2%
5N Plus, Inc. (Canada)*	19,853	49,523
FARO Technologies, Inc.*	11,233	443,703
Hexagon AB, Class B (Sweden)	9,066	448,034
Renishaw PLC (United Kingdom)	34,506	1,898,485
Trimble, Inc.*	31,441	1,176,837
Total Electronic Equipment, Instruments & Components		4,016,582
Health Care Equipment & Supplies — 9.7%
Align Technology, Inc.*	2,756	460,886
ConforMIS, Inc.*	253,124	1,268,151
K2M Group Holdings, Inc.*	70,951	1,726,238
Total Health Care Equipment & Supplies		3,455,275
Industrial Conglomerates — 2.8%
General Electric Co.	16,495	422,437
Siemens AG (Germany)	4,201	570,666
Total Industrial Conglomerates		993,103
Machinery — 16.5%
ExOne Co. (The)*	155,734	1,755,122
Fenner PLC (United Kingdom)	10,343	47,046
Groupe Gorge (France)*	42,138	1,047,539
Prodways Group SA (France)*	95,211	596,238
Proto Labs, Inc.*	8,120	600,068
Sandvik AB (Sweden)	2,964	46,734
SLM Solutions Group AG (Germany)*	40,371	1,801,722
Total Machinery		5,894,469

Investments	Shares	Value
Metals & Mining — 0.3%
Allegheny Technologies, Inc.	2,680	$50,759
Carpenter Technology Corp.	1,247	50,416
Total Metals & Mining		101,175
Professional Services — 3.2%
Arrk Corp. (Japan)*	564,748	614,720
Bertrandt AG (Germany)	5,497	524,165
Total Professional Services		1,138,885
Semiconductors & Semiconductor Equipment — 1.6%
Ultra Clean Holdings, Inc.*	23,889	560,197
Software — 24.1%
ANSYS, Inc.*	9,367	1,213,495
Autodesk, Inc.*	10,755	1,191,547
Dassault Systemes (France)	12,935	1,269,245
Exa Corp.*	86,750	1,225,778
Materialise NV (Belgium)*(a)	87,877	1,336,609
Microsoft Corp.	15,937	1,158,620
PTC, Inc.*	21,760	1,200,934
Total Software		8,596,228
Technology Hardware, Storage & Peripherals — 20.0%
3D Systems Corp.*	100,781	1,693,121
Eastman Kodak Co.*	5,115	48,592
HP Inc.	93,476	1,785,392
MGI Digital Graphic Technology (France)*	30,461	1,835,795
Stratasys Ltd.*	74,879	1,796,347
Total Technology Hardware, Storage & Peripherals		7,159,247
Total Common Stocks (Cost $33,308,729)		35,650,570
MONEY MARKET FUND — 0.3%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.88%(b) (Cost $103,906)	103,906	103,906
Total Investments — 100.1% (Cost $33,412,635)		35,754,476
Liabilities in Excess of Other Assets — (0.1)%		(28,059)
Net Assets — 100.0%		$35,726,417

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2017.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2017

	ARK Genomic Revolution Multi-Sector ETF	ARK Industrial Innovation ETF	ARK Innovation ETF	ARK Web x.0 ETF	The 3D Printing ETF
ASSETS:
Investments at value (Note 2)	$23,469,536	$66,610,126	$85,870,181	$68,138,353	$35,754,476
Receivables:
Dividends and Interest	526	1,139	74	46	737
Capital shares sold	—	—	4,489,285	—	921,481
Investment securities sold	178,189	311,425	1,981,408	1,400,710	—
Reclaims	844	—	—	—	1,522
Total Assets	23,649,095	66,922,690	92,340,948	69,539,109	36,678,216
LIABILITIES:
Due to custodian	—	1,083	—	—	11,549
Due to custodian for foreign currency	—	—	—	—	286
Due to Broker	—	—	—	619	—
Payables:
Investment securities purchased	175,052	305,312	6,483,431	1,389,966	921,481
Management fees (Note 3)	14,305	38,721	44,191	39,112	16,816
Other accrued expenses	—	—	—	—	1,667
Total Liabilities	189,357	345,116	6,527,622	1,429,697	951,799
NET ASSETS	$23,459,738	$66,577,574	$85,813,326	$68,109,412	$35,726,417
NET ASSETS CONSIST OF:
Paid-in capital	$22,477,071	$55,647,668	$77,108,629	$54,908,105	$33,357,977
Accumulated net investment loss	(52,210)	3,602	1,783	4,091	—
Accumulated net realized gain (loss) on investments and on foreign currency transactions	(1,162,239)	(346,195)	(502,477)	202,301	26,448
Net unrealized appreciation on investments and on foreign currency translations	2,197,116	11,272,499	9,205,391	12,994,915	2,341,992
NET ASSETS	$23,459,738	$66,577,574	$85,813,326	$68,109,412	$35,726,417
Shares outstanding	1,055,000	2,250,000	2,900,000	1,850,000	1,400,001
Net asset value, per share	$22.24	$29.59	$29.59	$36.82	$25.52
Investment at cost	$21,272,420	$55,337,627	$76,664,790	$55,143,438	$33,412,635
Foreign currency at cost	$—	$—	$—	$—	$286

See accompanying Notes to Financial Statements.

Statements of Operations

	ARK Genomic Revolution Multi-Sector ETF		ARK Industrial Innovation ETF
	Period Ended July 31, 2017†	Year Ended August 31, 2016	Period Ended July 31, 2017†	Year Ended August 31, 2016
INVESTMENT INCOME:
Dividend income	$8,186	$18,027	$121,576	$73,715
Interest income	39	5	154	8
Foreign withholding tax	(425)	(1,140)	(5,083)	(5,400)
Total Income	7,800	16,892	116,647	68,323
EXPENSES:
Management fees (Note 3)	76,641	67,357	197,477	119,858
Other Expenses	—	—	—	—
Total Expenses	76,641	67,357	197,477	119,858
Net Investment Income (Loss)(1)	(68,841)	(50,465)	(80,830)	(51,535)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	13,130	(957,587)	251,068	(353,436)
In-kind redemptions	66,956	—	—	—
Net realized gain (loss)	80,086	(957,587)	251,068	(353,436)
Change in unrealized appreciation (depreciation) on:
Investments	2,381,175	(133,962)	9,683,713	2,582,436
Foreign currency translation	—	—	—	—
Change in unrealized appreciation (depreciation)	2,381,175	(133,962)	9,683,713	2,582,436
Net realized and unrealized gain (loss) on investments and foreign currency translation	2,461,261	(1,091,549)	9,934,781	2,229,000
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,392,420	$(1,142,014)	$9,853,951	$2,177,465
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Operations (concluded)

	ARK Innovation ETF		ARK Web x.0 ETF		The 3D Printing ETF
	Period Ended July 31, 2017†	Year Ended August 31, 2016	Period Ended July 31, 2017†	Year Ended August 31, 2016	Period Ended July 31, 2017†	July 19, 2016* to August 31, 2016
INVESTMENT INCOME:
Dividend income	$18,210	$11,203	$31,943	$15,042	$83,743	$4,649
Interest income	146	4	121	6	335	3
Foreign withholding tax	(906)	(496)	(1,840)	—	(3,448)	(679)
Total Income	17,450	10,711	30,224	15,048	80,630	3,973
EXPENSES:
Management fees (Note 3)	162,254	70,243	177,980	113,942	101,358	2,997
Other expenses	—	—	—	—	1,559	108
Total Expenses	162,254	70,243	177,980	113,942	102,917	3,105
Net Investment Income (Loss)(1)	(144,804)	(59,532)	(147,756)	(98,894)	(22,287)	868
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	423,491	(632,717)	983,763	(291,724)	51,035	—
Foreign currency transactions	—	—	—	—	(16,685)	(110)
In-kind redemptions	—	—	—	—	512,103	—
Net realized gain (loss)	423,491	(632,717)	983,763	(291,724)	546,453	(110)
Change in unrealized appreciation (depreciation) on:
Investments	8,242,548	1,172,869	10,117,020	2,093,005	2,211,055	130,786
Foreign currency translation	—	—	—	—	194	(43)
Change in unrealized appreciation (depreciation)	8,242,548	1,172,869	10,117,020	2,093,005	2,211,249	130,743
Net realized and unrealized gain (loss) on investments and foreign currency translation	8,666,039	540,152	11,100,783	1,801,281	2,757,702	130,633
Net Increase (Decrease) in Net Assets Resulting From Operations	$8,521,235	$480,620	$10,953,027	$1,702,387	$2,735,415	$131,501
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution Multi-Sector ETF			ARK Industrial Innovation ETF
	Period Ended July 31, 2017†	Year Ended August 31, 2016	October 31, 2014* to August 31, 2015	Period Ended July 31, 2017†	Year Ended August 31, 2016	September 30, 2014* to August 31, 2015
OPERATIONS:
Net investment income (loss)(1)	$(68,841)	$(50,465)	$(27,325)	$(80,830)	$(51,535)	$(38,281)
Net realized gain (loss) on investments and foreign currency transactions	80,086	(957,587)	(244,090)	251,068	(353,436)	46,171
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,381,175	(133,962)	(50,097)	9,683,713	2,582,436	(993,650)
Net increase (decrease) in net assets resulting from operations	2,392,420	(1,142,014)	(321,512)	9,853,951	2,177,465	(985,760)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	—	—	—	—	(131,180)	—
Total distributions to shareholders	—	—	—	—	(131,180)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	14,574,633	—	8,665,773	40,870,717	977,801	13,814,580
Cost of shares redeemed	(809,562)	—	—	—	—	—
Net increase in net assets resulting from shareholder transactions	13,765,071	—	8,665,773	40,870,717	977,801	13,814,580
Increase (Decrease) in net assets	16,157,491	(1,142,014)	8,344,261	50,724,668	3,024,086	12,828,820
NET ASSETS:
Beginning of period	7,302,247	8,444,261	100,000	15,852,906	12,828,820	—
End of period	$23,459,738	$7,302,247	$8,444,261	$66,577,574	$15,852,906	$12,828,820
Accumulated net investment income (loss) included in net assets at end of period	$(52,210)	$(30,201)	$(24,163)	$3,602	$(35,661)	$444
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	405,000	405,000	5,000	750,000	700,000	—
Shares sold	700,000	—	400,000	1,500,000	50,000	700,000
Shares redeemed	(50,000)	—	—	—	—	—
Shares outstanding, end of period	1,055,000	405,000	405,000	2,250,000	750,000	700,000
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued)

	ARK Innovation ETF			ARK Web x.0 ETF
	Period Ended July 31, 2017†	Year Ended August 31, 2016	October 31, 2014* to August 31, 2015	Period Ended July 31, 2017†	Year Ended August 31, 2016	September 30, 2014* to August 31, 2015
OPERATIONS:
Net investment loss(1)	$(144,804)	$(59,532)	$(36,398)	$(147,756)	$(98,894)	$(58,762)
Net realized gain (loss) on investments and foreign currency transactions	423,491	(632,717)	135,014	983,763	(291,724)	137,795
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,242,548	1,172,869	(210,026)	10,117,020	2,093,005	784,890
Net increase (decrease) in net assets resulting from operations	8,521,235	480,620	(111,410)	10,953,027	1,702,387	863,923
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains	—	(186,040)	—	—	(318,120)	—
Total distributions to shareholders	—	(186,040)	—	—	(318,120)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	68,021,355	1,955,672	7,131,894	42,502,347	1,159,138	11,246,710
Net increase in net assets resulting from shareholder transactions	68,021,355	1,955,672	7,131,894	42,502,347	1,159,138	11,246,710
Increase (Decrease) in net assets	76,542,590	2,250,252	7,020,484	53,455,374	2,543,405	12,110,633
NET ASSETS:
Beginning of period	9,270,736	7,020,484	—	14,654,038	12,110,633	—
End of period	$85,813,326	$9,270,736	$7,020,484	$68,109,412	$14,654,038	$12,110,633
Accumulated net investment income (loss) included in net assets at end of period	$1,783	$(41,508)	$264	$4,091	$(65,914)	$725
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	450,000	350,000	—	600,000	550,000	—
Shares sold	2,450,000	100,000	350,000	1,250,000	50,000	550,000
Shares redeemed	—	—	—	—	—	—
Shares outstanding, end of period	2,900,000	450,000	350,000	1,850,000	600,000	550,000
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (concluded)

	The 3D Printing ETF
	Period Ended July 31, 2017†	July 19, 2016* to August 31, 2016
OPERATIONS:
Net investment income (loss)(1)	$(22,287)	$868
Net realized gain (loss) on investments and foreign currency transactions	546,453	(110)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,211,249	130,743
Net increase (decrease) in net assets resulting from operations	2,735,415	131,501
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(759)	—
Total distributions to shareholders	(759)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	30,201,634	6,111,000
Cost of shares redeemed	(3,452,374)	—
Net increase in net assets resulting from shareholder transactions	26,749,260	6,111,000
Increase (Decrease) in net assets	29,483,916	6,242,501
NET ASSETS:
Beginning of period	6,242,501	—
End of period	$35,726,417	$6,242,501
Accumulated net investment income (loss) included in net assets at end of period	$—	$758
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	300,001	—
Shares sold	1,250,000	300,001
Shares redeemed	(150,000)	—
Shares outstanding, end of period	1,400,001	300,001
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Financial Highlights
ARK Genomic Revolution Multi-Sector ETF

For a share outstanding throughout each period presented.

	For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period October 31, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$18.03		$20.85	$20.00
Net investment loss(2)	(0.12)		(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	4.33		(2.70)	0.94
Total gain (loss) from investment operations	4.21		(2.82)	0.85
Net asset value, end of period	$22.24		$18.03	$20.85
Market value, end of period	$22.29		$18.01	$21.13
Total Return at Net Asset Value(3)	23.34%		(13.52)%	4.25%
Total Return at Market Value(3)	23.77%		(14.77)%	5.65%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$23,460		$7,302	$8,444
Ratio to average net assets of:
Expenses	0.75	%(4)	0.90%	0.95	%(4)
Net investment loss(5)	(0.67	)%(4)	(0.67)%	(0.47	)%(4)
Portfolio turnover rate(6)	65%		77%	65%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Industrial Innovation ETF

For a share outstanding throughout each period presented.

	For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period September 30, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$21.14		$18.33	$20.00
Net investment loss(2)	(0.07)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	8.52		3.07	(1.60)
Total gain (loss) from investment operations	8.45		3.00	(1.67)
Distributions to shareholders:
Realized gains	—		(0.19)	—
Net asset value, end of period	$29.59		$21.14	$18.33
Market value, end of period	$29.63		$21.14	$18.43
Total Return at Net Asset Value(3)	39.97%		16.43%	(8.35)%
Total Return at Market Value(3)	40.16%		15.84%	(7.85)%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$66,578		$15,853	$12,829
Ratio to average net assets of:
Expenses	0.75	%(4)	0.89%	0.95	%(4)
Net investment loss(5)	(0.31	)%(4)	(0.38)%	(0.40	)%(4)
Portfolio turnover rate(6)	44%		67%	86%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF

For a share outstanding throughout each period presented.

	For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period October 31, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$20.60		$20.06	$20.00
Net investment loss(2)	(0.15)		(0.15)	(0.12)
Net realized and unrealized gain on investments	9.14		1.16	0.18
Total gain from investment operations	8.99		1.01	0.06
Distributions to shareholders:
Realized gains	—		(0.47)	—
Net asset value, end of period	$29.59		$20.60	$20.06
Market value, end of period	$29.62		$20.61	$20.10
Total Return at Net Asset Value(3)	43.64%		4.98%	0.30%
Total Return at Market Value(3)	43.72%		4.90%	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$85,813		$9,271	$7,020
Ratio to average net assets of:
Expenses	0.75	%(4)	0.89%	0.95	%(4)
Net investment loss(5)	(0.67	)%(4)	(0.76)%	(0.69	)%(4)
Portfolio turnover rate(6)	70%		110%	108%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Web x.0 ETF

For a share outstanding throughout each period presented.

	For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period September 30, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$24.42		$22.02	$20.00
Net investment loss(2)	(0.17)		(0.17)	(0.13)
Net realized and unrealized gain on investments	12.57		3.10	2.15
Total gain from investment operations	12.40		2.93	2.02
Distributions to shareholders:
Realized gains	—		(0.53)	—
Net asset value, end of period	$36.82		$24.42	$22.02
Market value, end of period	$36.85		$24.38	$21.92
Total Return at Net Asset Value(3)	50.77%		13.43%	10.10%
Total Return at Market Value(3)	51.15%		13.83%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$68,109		$14,654	$12,111
Ratio to average net assets of:
Expenses	0.75	%(4)	0.89%	0.95	%(4)
Net investment loss(5)	(0.62	)%(4)	(0.78)%	(0.65	)%(4)
Portfolio turnover rate(6)	52%		86%	103%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The 3D Printing ETF

For a share outstanding throughout each period presented.

	For the Period Ended July 31, 2017†		For the Period July 19, 2016(1) Through August 31, 2016
Per Share Data:
Net asset value, beginning of period	$20.81		$20.00
Net investment loss(2)	(0.03)		0.00	(3)
Net realized and unrealized gain on investments	4.74		0.81
Total gain from investment operations	4.71		0.81
Distributions to shareholders:
Net investment income	(0.00	)(3)	—
Net asset value, end of period	$25.52		$20.81
Market value, end of period	$25.52		$20.90
Total Return at Net Asset Value(4)	22.64%		4.05%
Total Return at Market Value(4)	22.11%		4.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$35,726		$6,243
Ratio to average net assets of:
Expenses	0.66	%(5)	0.67	%(5)
Net investment income (loss)(6)	(0.14	)%(5)	0.19	%(5)
Portfolio turnover rate(7)	65%		—%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market value is determined by trading that occurs on the NYSE Arca, and may be greater or less than net asset value, depending on the 4 p.m. mean of the bid and offer prices for a share of the Fund. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
July 31, 2017

1. Organization

ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on June 7, 2013. As of July 31, 2017, the Trust consisted of six (6) investment portfolios, five (5) of which are operational: ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Web x.0 ETF and The 3D Printing ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act.

The investment objective of ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF is long-term growth of capital. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. There can be no assurance that the Funds will achieve their respective investment objectives.

The Trust changed its fiscal and tax reporting period from August 31 to July 31.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by ARK Investment Management LLC (“Adviser”) in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (“Board”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Fair Value Measurement

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (ii) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)
July 31, 2017

The following is a summary of the valuations as of July 31, 2017, for each Fund based upon the three levels defined above:

ARK Genomic Revolution Multi-Sector ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$23,455,376	$—	$—	$23,455,376
Money Market Fund	14,160	—	—	14,160
Total	$23,469,536	$—	$—	$23,469,536

ARK Industrial Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$65,745,126	$—	$—	$65,745,126
Unit Trust*	759,780	—	—	759,780
Money Market Fund	105,220	—	—	105,220
Total	$66,610,126	$—	$—	$66,610,126

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$79,341,882	$—	$—	$79,341,882
Unit Trust*	6,373,500	—	—	6,373,500
Money Market Fund	154,799	—	—	154,799
Total	$85,870,181	$—	$—	$85,870,181

ARK Web x.0 ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$63,381,977	$—	$—	$63,381,977
Unit Trust*	4,685,940	—	—	4,685,940
Money Market Fund	70,436	—	—	70,436
Total	$68,138,353	$—	$—	$68,138,353

The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$35,650,570	$—	$—	$35,650,570
Money Market Fund	103,906	—	—	$103,906
Total	$35,754,476	$—	$—	$35,754,476
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in a Fund as of July 31, 2017.

The Funds’ policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the period ended July 31, 2017.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

Notes to Financial Statements (continued)
July 31, 2017

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Recent Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. ARK ETF Trust is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Management and Other Agreements

Management

Effective June 1, 2016, the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive structure. Prior to June 1, 2016, the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF paid an annualized rate of 0.95%. Subject to the supervision of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

Other Service Providers

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Financial Officer to the Trust. Neither the Distributor, FFOS nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or its Funds.

Board of Trustees

During the period ended July 31, 2017, each Independent Trustee was paid quarterly in arrears a $20,000 annual fee for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee meetings. An Independent Trustee who

Notes to Financial Statements (continued)
July 31, 2017

served as the Chair of the Board or the Chair of the Audit Committee also received an additional annual fee of $5,000 for such service. During the period ended July 31, 2017, no officer, director or employee of the Adviser received any compensation from the Trust.

4. Creation and Redemption Transactions

As of July 31, 2017, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions will be imposed.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the period ended July 31, 2017 were as follows:

Fund	Purchases	Sales
ARK Genomic Revolution Multi-Sector ETF	$7,400,665	$7,459,380
ARK Industrial Innovation ETF	13,085,492	13,141,371
ARK Innovation ETF	18,410,574	18,431,160
ARK Web x.0 ETF	14,255,002	14,263,717
The 3D Printing ETF	11,378,711	11,257,717

For the period ended July 31, 2017, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:

	In-Kind
Fund	Subscriptions	Redemptions
ARK Genomic Revolution Multi-Sector ETF	$14,557,407	$808,892
ARK Industrial Innovation ETF	40,774,457	—
ARK Innovation ETF	67,796,333	—
ARK Web x.0 ETF	42,325,970	—
The 3D Printing ETF	29,953,322	3,413,443

6. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2015 - 2017), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)
July 31, 2017

At July 31, 2017, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution Multi-Sector ETF	$21,759,569	$2,698,286	$(988,319)	$1,709,967
ARK Industrial Innovation ETF	56,303,199	10,950,674	(643,747)	10,306,927
ARK Innovation ETF	77,601,751	9,426,776	(1,158,346)	8,268,430
ARK Web x.0 ETF	55,533,105	13,085,015	(479,767)	12,605,248
The 3D Printing ETF	33,657,388	3,143,007	(1,045,919)	2,097,088

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-REIT income and basis adjustments, grantor trust adjustments, and undistributed short-term capital gains treated as ordinary income for tax purposes.

At July 31, 2017, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution Multi-Sector ETF	$—	$—	$(727,300)	$1,709,967	$982,667
ARK Industrial Innovation ETF	118,652	504,327	—	10,306,927	10,929,906
ARK Innovation ETF	299,913	136,354	—	8,268,430	8,704,697
ARK Web x.0 ETF	204,123	391,936	—	12,605,248	13,201,307
The 3D Printing ETF	271,201	—	—	2,097,239	2,368,440

At July 31, 2017, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Paid-in Capital
ARK Genomic Revolution Multi-Sector ETF	$46,832	$(40,648)	$(6,184)
ARK Industrial Innovation ETF	120,093	(108,267)	(11,826)
ARK Innovation ETF	188,095	(188,095)	—
ARK Web x.0 ETF	217,761	(217,761)	—
The 3D Printing ETF	22,288	(520,005)	497,717

The tax character of distributions paid during the years indicated was as follows:

	Period Ended July 31, 2017		Period Ended August 31, 2016
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Industrial Innovation ETF	$—	$—	$131,180	$—
ARK Innovation ETF	—	—	186,040	—
ARK Web x.0 ETF	—	—	253,740	64,380
The 3D Printing ETF	759	—	—	—

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Notes to Financial Statements (concluded)
July 31, 2017

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the period ended July 31, 2017, the Funds incurred and elected to defer to August 1, 2017 Post-October Losses and ordinary income losses as follows:

Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Genomic Revolution Multi-Sector ETF	$52,332	$—

At July 31, 2017, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution Multi-Sector ETF	$497,737	$177,231	$674,968

7. Indemnification Obligations

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. Investment Concentration

Concentration Risk: The ARK Genomic Revolution Multi-Sector ETF will be concentrated in issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Industrial Innovation ETF will be concentrated in issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Web x.0 ETF will be concentrated in issuers having their principal business activities in the Internet information provider and catalog and mail order house industry. The 3D Printing ETF may invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF will not be concentrated in any industry.

As of July 31, 2017, the ARK Genomic Revolution Multi-Sector ETF had more than 25% of its assets invested in the biotechnology industry and the ARK Web x.0 ETF had more than 25% of its assets invested in the Internet software & services industry. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.

9. Subsequent Events

Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
ARK ETF Trust

We have audited the accompanying statements of assets and liabilities of the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Web x.0 ETF, and The 3D Printing ETF (the “Funds”), each a series of ARK ETF Trust, including the schedules of investments, as of July 31, 2017, and with respect to the ARK Industrial Innovation ETF and ARK Web x.0 ETF, the related statements of operations for the eleven months ended July 31, 2017 and for the year ended August 31, 2016 and the statements of changes in net assets and financial highlights for the eleven months ended July 31, 2017, for the year ended August 31, 2016, and the period September 30, 2014 (commencement of operations) through August 31, 2015, with respect to the ARK Genomic Revolution Multi-Sector ETF and ARK Innovation ETF, the related statements of operations for the eleven months ended July 31, 2017 and for the year ended August 31, 2016 and the statements of changes in net assets and financial highlights for the eleven months ended July 31, 2017, for the year ended August 31, 2016, and the period October 31, 2014 (commencement of operations) through August 31, 2015, and with respect to The 3D Printing ETF, the related statement of operations, the statements of changes in net assets and financial highlights for the eleven months ended July 31, 2017 and for period July 19, 2016 (commencement of operations) through August 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Web x.0 ETF, and The 3D Printing ETF as of July 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2017

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-Q the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The ARK ETF Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-212-426-7040. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-212-426-7040 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended July 31, 2017.

	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution Multi-Sector ETF	0%	0%
ARK Industrial Innovation ETF	0%	0%
ARK Innovation ETF	0%	0%
ARK Web x.0 ETF	0%	0%
The 3D Printing ETF	100%	100%
*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts

Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including the majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider and approve the continuation of (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held on June 19, 2017 (“Meeting”), counsel to the Independent Trustees (“Independent Trustee Counsel”), sent a letter to ARK dated May 12, 2017 (“Request Letter”), on the behalf of the Independent Trustees, requesting ARK to furnish the Independent Trustees with such information, as set forth in the Request Letter, as may reasonably be necessary to evaluate and approve the continuation of the Management Agreements. In response to the Request Letter, ARK provided a full and detailed response (including exhibits) to the Request Letter in the form of a memorandum to the Trustees dated June 9, 2017 (“Response”). Additionally, based on their review of the Response, the Independent Trustees sent a follow-up request dated June 16, 2017 (“Follow-up Request”) requesting that the Adviser address each item listed in the Follow-up Request at the Meeting.

Prior to the Meeting, the Independent Trustees had an opportunity to review the detailed information in the Response to the Request Letter and to meet with Independent Trustee Counsel to discuss ARK’s Response to the Request Letter and draft the Follow-up Request. Independent Trustee Counsel also prepared a memorandum to the Independent Trustees outlining the Independent Trustees’ various duties and responsibilities in connection with their annual review and consideration of the Trust’s Management Agreements. Additionally, the Independent Trustees met in Executive Session with ARK’s senior management regarding, among other things, the Response to the Request Letter, and discussed with ARK’s senior management salient information contained in the Response. During the Meeting, ARK provided the Independent Trustees with additional information and detailed responses (“Supplemental Response”) to the Follow-up Request in connection with the consideration and approval by the Trustees of the continuation of the Management Agreements.

After the presentation of relevant information by ARK’s senior management and extensive discussions at the Meeting, and following an additional Executive Session of the Independent Trustees with Independent Trustee Counsel, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The Trustees’ approval of the continuance of the Management Agreements was based on, among other things, a review of qualitative and quantitative information provided by ARK, including the Response to the Request Letter and the Supplemental Response to the Follow-up Request. The Independent Trustees noted that the Response and Supplemental Response to the Request Letter and the Follow-up Request, were sufficiently responsive to their requests for information to permit the Board to evaluate and approve the continuation of the Management Agreements. The Board also considered other information, provided to the Board during the year, as part of its robust evaluation process. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. Based on ARK’s senior management’s representations, the Trustees considered at the Meeting the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio manager, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and advisory services to the Trust; and (ii) the terms of the Management Agreements. With respect to the terms of the Management Agreements, ARK’s senior management discussed the duties and responsibilities of ARK to, among other things: (i) provide or cause to be furnished all supervisory and other services reasonably necessary for the operation of the Trust, including investment advisory services, administrative services, distribution services, transfer agency services, custodial services, audit services, legal services, and printing costs; (ii) manage the investment operations of the Funds and the composition of each Fund’s assets, including the purchase, retention and disposition of securities and assets held by the Funds; (iii) prepare and provide quarterly and other reports to the Trustees concerning ARK’s provision of services to the Funds; (iv) vote proxies, exercise consents, and exercise all other rights pertaining to securities and assets held by each Fund; (v) select broker-dealers to execute portfolio transactions for each Fund, as appropriate; (vi) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of each Fund and assist in the periodic updating of the registration statement, prospectus, statement of additional information, and other reports and documents for the Funds required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other governmental bodies; (vii) monitor anticipated purchases and redemptions of Fund shares (including creation units) by shareholders and new investors; and (viii) provide information and assistance as reasonably requested by the other service providers of the Trust. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.

Board Approval of Management Agreements (Unaudited) (continued)

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that would continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.

(b) The investment performance of the Funds relative to comparable funds managed by ARK and other investment advisers. In advance of the Meeting and in the Response to the Request Letter, ARK’s senior management provided the Trustees with information concerning the performance of each of the Funds and comparable funds or accounts (if any) managed by ARK and comparable funds (including registered investment companies and ETFs) or accounts managed by other investment advisers measured against the performance of appropriate, recognized market indices for the one-year and since inception periods ended February 28, 2017. The Trustees considered such information and requested additional information concerning the performance of the Funds, which information was provided to the Trustees in the Supplemental Response to the Follow-up Request. In addition, at the Meeting the Trustees asked ARK’s senior management additional questions regarding the performance of the Funds, which were answered to their satisfaction.

Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable funds and relevant market indices.

(c) A comparison of the current annual Advisory Fee of the Funds with those of other funds and other proprietary, private or other pooled funds managed by ARK with comparable investment strategies. In considering this factor, the Board considered a comparison of the advisory fees paid by the Funds with those paid by comparable actively managed funds and ETFs. The Board noted that the advisory fee paid by each Fund was at or below most of the funds and ETFs in its peer group. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board also took into ARK’s statement that there are a limited number of funds and ETFs that are comparable to the Funds.

Based on upon their review of the comparative fee data and the other factors considered, the Trustees concluded that the Advisory Fee paid by each Fund was reasonable in light of the services received by the Fund.

(d) A comparison of the annual Management Fees (under the Supervision Agreement) and the annual Advisory Fees (under the Investment Advisory Agreement) for the Funds with the fees of comparable funds and other accounts managed by other advisers. In considering this factor, the Trustees noted that last year ARK had reduced (i) its annual Management Fees for the Funds under the Supervision Agreement from 0.95% to 0.75% of the average daily net assets of each active Fund; and (ii) its annual Advisory Fees under the Investment Advisory Agreement from 0.60% to 0.55% of the average daily net assets of each active Fund. During the Meeting, ARK’s senior management discussed the effect the reduced Management Fees and Advisory Fees had on the active Funds, and the favorable impact the fee reductions had on the performance of the active Funds.

In the Board’s review of this factor, the Trustees considered a comparison of the net expense ratios of the Funds with the net expense ratios of (i) similar actively managed equity ETFs that ARK determined were the most comparable to the Funds; and (ii) passively managed thematic equity ETFs that ARK determined were the most comparable to the Funds. The Board noted that the Funds’ net expense ratios generally were in line with those of comparable ETFs. The Board took into ARK’s management’s statement that there are a limited number of funds and ETFs that are comparable to the Funds and management’s discussion of any differences in the net expense ratios of comparable ETFs and those of the Funds.

The Trustees also took into consideration ARK’s view that the unitary structure of the Management Fees (which includes, among other things, the Advisory Fees) of the Funds would continue to be easy to understand by investors and would provide a level of predictability with respect to the total expense ratios for the Funds. ARK’s senior management reaffirmed to the Trustees that (i) the nature, level and quality of services under the Supervision Agreement and the Investment Advisory Agreement did not change as a result of the fee reductions; (ii) ARK still bears most of the ordinary fees and expenses of each Fund despite the reduction in the Management Fees and Advisory Fees, including the cost of various third-party services required by each Fund (e.g., investment advisory, administration, fund accounting, transfer agency, custody, audit, legal, and printing costs); and (iii) each Fund continues to bear certain other expenses not covered under the Supervision Agreement.

Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the Management Fee and Advisory Fee, was reasonable.

Board Approval of Management Agreements (Unaudited) (concluded)

(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. In considering economies of scale with respect to the Funds, ARK’s senior management (i) reviewed with the Trustees the structure of the current Management Fees and Advisory Fees, (ii) the effect of the previously implemented reduction in the Management Fees and Advisory Fees, and (iii) noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears most of the ordinary fees and expenses of each Fund. The Trustees also noted that, although there currently are no breakpoints in any Fund’s Management Fees or Advisory Fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Based on these considerations, the Trustees concluded that that adding breakpoints at specified levels to the Funds’ Management Fees and Advisory Fees was not appropriate at that time.

(f) The anticipated cost of the services to be provided and profits to be realized by ARK from the relationship with the Trust. The Trustees considered the fact that the fees and expenses of the Funds, which have been assumed and paid by ARK in accordance with the Management Agreements, have significantly exceeded the fees received by ARK since the inception of each Fund.

Based on the information provided to the Trustees, the Trustees concluded that the anticipated cost of the services to be provided to the Funds and the fees and expenses to be paid by ARK would continue to significantly exceed the fees received by ARK from the Funds.

(g) Benefits derived or to be derived by ARK from its the relationship with the Funds. The Trustees noted that ARK is not aware of any anticipated direct or indirect benefits that ARK may derive from its relationship with the Funds other than the receipt of the Management Fees.

The Board concluded that the nature and amount of any indirect benefits expected to be received by ARK from its relationship with the Funds are reasonable.

(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements. As a result of other financial resources available to ARK, ARK’s senior management stated that ARK believed that it has sufficient resources to sustain its operations for an extended period of time.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to perform its obligations under the Management Agreements.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, which reflected the reduced Management Fees under the Supervisory Agreement and the reduced Advisory Fees under the Investment Advisory Agreement with respect to each active Fund. In addition, based on, on among other things, the Trustees’ thorough review and evaluation of the Response and Supplemental Response that ARK provided to them in response to the Request Letter and Follow-up Request; the factors, issues, and conclusions described above; and the extensive discussions held among the Trustees and ARK’s senior management, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2017, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 47	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Seal & Supply Inc. (since 2011); Director, President and Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (2009 – 2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002 – 2010) (technology company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).

Director of Bayview Acquisition Corp (since 2010); Trustee of Global X Funds (since 2008).
Darlene T. DeRemer, 61	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (since 2005).	Trustee, Member of Executive Committee and Chair of Investment and Endowment Committee of Syracuse University (since 2010).
Robert G. Zack, 69	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law; Counsel, Dechert LLP (2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer funds (2002 – 2011).

Trustee of University of Virginia Law School Foundation (since 2011).

(1)	The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 61	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).	None.
(1)	The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Officer Information

Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 61	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Strategic Thematic Strategies, AllianceBernstein L.P. (2001 – 2013).

William C. Cox, 51	Treasurer and Chief Financial Officer	Since 6/30/14	Fund Principal Financial Officer, Foreside Financial Group, LLC (since 2013); Vice President, State Street Corporation (1997 – 2012).
Kellen Carter, 34	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16	Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (since September 2016); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016); Attorney, Risk and Examinations Office, Division of Investment Management, United States Securities and Exchange Commission (2013 – 2014); Examiner, Division of Investment Management, United States Securities and Exchange Commission (2012 – 2013); Examiner, Office of Compliance, Inspections, and Examinations, United States Securities and Exchange Commission (2010 – 2012).

Thomas G. Staudt, 29	President	Since 12/16/16	Director of Product Development and Associate Operating Officer (since 2015), Interim Chief Operating Officer, ARK Investment Management LLC (since September 2016); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015); Account Executive, WILX (2010 – 2012).
(1)	The address for each officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
155 West 19th Street, Fifth Floor
New York, NY 10011

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 155 West 19th Street 5th Floor, New York, NY 10011 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $57,500 for August 31, 2016 and $62,500 for July 31, 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for August 31, 2016 and $0 for July 31, 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,500 for August 31, 2016 and $12,500 for July 31, 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for August 31, 2016 and $0 for July 31, 2017.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended August 31, 2016 were $0 and for July 31, 2017 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ARK ETF Trust

By (Signature and Title)* /s/ Catherine D. Wood

   Catherine D. Wood, Chief Executive Officer and Chief Investment Officer
   (principal executive officer)

Date 10/02/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Catherine D. Wood

   Catherine D. Wood, Chief Executive Officer and Chief Investment Officer

   (principal executive officer)

Date 10/02/2017

By (Signature and Title)* /s/ William C. Cox

    William C. Cox, Treasurer and Chief Financial Officer

    (principal financial officer)

Date 10/02/2017

* Print the name and title of each signing officer under his or her signature.